UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2022 (August 30, 2022)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On August 30, 2022, United States Steel Corporation (the “Corporation”) and its indirect subsidiaries, Big River Steel LLC and BRS Finance Corp. (together, “Big River Steel,” and collectively with the Corporation, the “Offerors”) announced the early tender results through 5:00 p.m., New York City time, on August 30, 2022 (the “Early Tender Date”) of the tender offers to purchase for cash (collectively, the “Tender Offers”), previously announced on August 17, 2022, for up to an aggregate principal amount of $300 million (the “Tender Cap Amount”) of the outstanding (i) 6.875% Senior Notes due 2029 issued by the Corporation (the “2029 Notes”), (ii) 6.650% Senior Notes due 2037 issued by the Corporation (the “2037 Notes”) and (iii) 6.625% Senior Secured Notes due 2029 issued by Big River Steel (the “2029 Secured Notes” and, together with the 2029 Notes and the 2037 Notes, the “Securities”).

In connection with the announcement of the early tender results, the Offerors also announced (i) the increase of the Tender Cap Amount from $300,000,000 to an aggregate maximum principal amount of $300,859,000 (the “Amended Tender Cap Amount”), (ii) the increase of the applicable maximum principal amount of the 2029 Notes to be purchased from $225,000,000 to $225,001,000, and (iii) the increase of the applicable maximum principal amount of the 2037 Notes to be purchased from $75,000,000 to $75,858,000.

The Amended Tender Cap Amount has been achieved. Because the aggregate principal amount of Securities validly tendered at or prior to the Early Tender Date exceeded the Amended Tender Cap Amount, there will be an early settlement date but no final settlement date, and no Securities tendered after the Early Tender Date will be accepted for purchase.

The Offerors issued a press release on August 30, 2022, announcing the early tender results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy the Securities, or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated August 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Jessica T. Graziano
Jessica T. Graziano
Senior Vice President & Chief Financial Officer

Dated: August 31, 2022